Securities Exchange Act of 1934 -- Form 8-K



                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                                 Date of Report:
                                 August 5, 2003



                        CBL & ASSOCIATES PROPERTIES, INC.
-----------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


Delaware                     1-12494                       62-1545718
----------------------      ---------------------    ------------------------
(State or other             (Commission                (IRS Employer
jurisdiction of             File Number)               Identification Number)
incorporation)


              2030 Hamilton Place Boulevard, Chattanooga, TN 37421
-----------------------------------------------------------------------------
                    (Address of principal executive offices)


               Registrant's telephone number, including area code:
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                              (423) 855-0001

ITEM 5. Other Events

     On May 1, 2003, CBL & Associates Properties, Inc. (the "Company") filed a Registration Statement on Form S-3, as amended on May 23, 2003 and June 10, 2003 (the "Registration Statement") with the Securities and Exchange Commission under the Securities Act of 1933, as amended, which included a Prospectus relating to the offer and sale from time to time pursuant to Rule 415 under the Securities Act of one or more of the following securities for an aggregate initial offering price not to exceed $562,000,000 on terms to be determined at the time or times of offering: (i) shares of the Company's preferred stock, par value of $.01 per share (the "Preferred Stock"), (ii) shares of the Company's common stock, par value of $.01 per share (the "Common Stock"), (iii) warrants to purchase shares of the Company's Common Stock, and (iv) depositary shares representing fractional interests in the Common Stock or Preferred Stock.

     The Registration Statement incorporates by reference the Company's Annual Report on Form 10-K for the year ended December 31, 2002 (the "Form 10-K"), which contains disclosures of certain non-GAAP financial measures.

     To comply with Regulation G, promulgated under the Securities Exchange Act of 1934, as amended, and because the Registration Statement was filed after March 28, 2003, following which, for purposes of Regulation G, certain disclosures of non-GAAP financial measures are required, the Company is filing this Form 8-K to provide the disclosure required by Regulation G as it relates to the non-GAAP financial measures included in the Form 10-K.

RECONCILIATION OF NET INCOME AVAIABLE TO COMMON SHAREHOLDERS TO FUNDS FROM OPERATIONS


     Funds from operations ("FFO") is a widely used measure of the operating performance of real estate companies that supplements net income determined in accordance with GAAP. The Company computes FFO in accordance with the National Association of Real Estate Investment Trusts' definition of FFO, which is net income (computed in accordance with GAAP) excluding gains or losses on sales of operating properties, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. The Company believes that FFO provides an additional indicator of the operating performance of the Company's properties without giving effect to real estate depreciation and amortization, which assumes the value of real estate assets declines predictably over time. Since values of well-maintained real estate assets have historically risen or fallen with market conditions, the Company believes that FFO provides investors with a better understanding of the Company's operating performance.

     The following is a reconciliation of net income available to common shareholders determined in accordance with GAAP to FFO, which is disclosed in the section titled Selected Financial Data in the Form 10-K.

                                                                                     Year Ended December 31,
                                                               --------------------------------------------------------------------
                                                                   2002          2001          2000         1999          1998
                                                               ------------------------------------------------------ -------------
Net income available to common shareholders                       $73,987      $54,440       $59,254       $48,127       $37,265
ADD:
Depreciation and amortization from consolidated properties         94,432       83,937        58,330        52,037        42,355
Depreciation and amortization from unconsolidated affiliates        4,490        3,765         1,511         1,619         1,427
Depreciation from discontinued operations                             527        1,006         1,186           675           651
Minority interest in earnings of operating partnership             64,251       49,643        28,507        23,264        16,258
Extraordinary loss on extinguishment of debt                        3,930       13,558           367             -           799
LESS:
Minority investors' share of depreciation and amortization         (1,348)      (1,096)         (981)         (920)         (875)
Gain on disposal of discontinued operations                          (372)           -             -             -             -
Depreciation and amortization of non-real estate assets              (493)        (603)         (151)         (172)         (205)
Gain on sales of real estate assets                                (2,804)     (10,649)      (15,989)       (8,357)       (4,183)
                                                               ------------------------------------------------------ -------------
Total funds from operations                                      $236,600     $194,001      $132,034      $116,273       $93,492
                                                               ====================================================== =============

     Beginning January 1, 2003, the Company revised its method of computing FFO to comply with the National Association of Real Estate Investment Trust's definition of FFO in accordance with the provisions of Regulation G. As a result, the Company began including gains on sales of outparcels in FFO. Additionally, as a result of a new accounting pronouncement that was effective on January 1, 2003, loss on extinguishment of debt is no longer classified as an extraordinary item. The following is a reconciliation of FFO previously reported in the Form 10-K to what FFO would have been if computed in accordance with the Company's current definition of FFO:

                                                                      Year Ended December 31,
                                                    ----------------------------------------------------------------------
                                                         2002          2001          2000           1999          1998
                                                    ----------------------------------------------------------------------
Total funds from operations, as reported               $236,600      $194,001      $132,034       $116,273       $93,492
Loss on extinguishment of debt                           (3,930)      (13,558)         (367)            --          (799)
Gains on sales of outparcels                              2,804         2,244         5,465          9,469         4,030
Total funds from operations, as revised              ----------    ----------    ----------     ----------     ---------
                                                       $235,474      $182,287      $137,132       $125,742       $96,723
                                                     ==========    ==========    ==========     ==========     =========

Computation of FFO Applicable to the Company

                                                                      Year Ended December 31,
                                               ----------------------------------------------------------------------
                                                   2002          2001          2000           1999          1998
                                               ----------------------------------------------------------------------
Weighted average shares - earnings per share      28,690        25,358        24,881         24,647        24,079
Weighted average operating partnership units      24,873        23,426        11,968         11,920        10,558
                                               ----------------------------------------------------------------------
Weighted average shares - FFO per share           53,563        48,784        36,849         36,567        34,637
                                               ======================================================================
Ratio of weighted average shares
  - earnings per share to weighted
  average shares - FFO per share                    53.6%         52.0%        67.5%         67.4%          69.5%
                                               ----------------------------------------------------------------------
 FFO Applicable to the Company, as reported(1) $  126,730    $  100,842    $  89,151     $  78,370      $  64,994
                                               ======================================================================
 FFO Applicable to the Company, as revised     $  126,127    $   94,961    $  92,594     $  84,753      $  67,240
                                               ======================================================================

         (1) The amount of FFO applicable to the Company differs from the amounts reported in the section titled Selected Financial Data in the Form 10-K due to rounding. The amounts reported in Selected Financial Data were computed as the sum of the amounts reported in the Company's earnings releases for each quarter during the applicable period. The amounts above are computed based on the applicable annual amounts.

     RECONCILIATION OF CONSOLIDATED DEBT TO THE COMPANY'S SHARE OF CONSOLIDATED AND UNCONSOLIDATED DEBT


     The Company presents its total share of consolidated and unconsolidated debt because the Company believes that this amount provides investors with a clearer understanding of the Company's total debt obligations. The following is a reconciliation of consolidated debt to the Company's share of consolidated and unconsolidated debt disclosed under Liquidity and Capital Resources in the Management's Discussion and Analysis of Financial Condition and Results of Operations section of the Form 10-K:

(Dollars in thousands)

                                                                                   December 31, 2002
                                                                   Fixed                Variable
                                                                   Rate                   Rate                 Total
                                                           ----------------------  ------------------     -------------------
Consolidated debt                                                 $1,867,915             $534,164            $2,402,079
Minority investors' share of consolidated debt                       (20,127)              (1,796)              (21,923)
Company's share of unconsolidated affiliates' debt                    38,269               28,229                66,498
                                                           ------------------------------------------------------------------
Company's share of consolidated and unconsolidated debt           $1,886,057             $560,597            $2,446,654
                                                           ==================================================================
Weighted average interest rate                                         7.18%                3.39%                 6.31%

                                                                                   December 31, 2001
                                                                   Fixed                Variable
                                                                   Rate                   Rate                 Total
                                                           ----------------------  ------------------     -------------------
Consolidated debt                                                 $1,463,351             $852,604            $2,315,955
Minority investors' share of consolidated debt                       (23,401)              (1,217)              (24,618)
Company's share of unconsolidated affiliates' debt                    70,042               31,225               101,267
                                                           ------------------------------------------------------------------
Company's share of consolidated and unconsolidated debt           $1,509,992             $882,612            $2,392,604
                                                           ==================================================================
Weighted average interest rate                                         7.54%               3.38%                  6.01%

RECONCILIATION OF CONSOLIDATED REVENUES TO THE COMPANY'S SHARE OF TOTAL REVENUES

     In various sections of Part I of the Form 10-K, the Company discusses various aspects related to its shopping center properties in relation to the Company's total revenues. The Company's total revenues are determined as the sum of consolidated revenues plus the Company's proportionate share of revenues from unconsolidated affiliates less minority investors' share of revenues in consolidated properties. The following is a reconciliation of consolidated revenues to the Company's total revenues.

Reconciliation of Company's Share of Total Revenues
For the Year Ended December 31, 2002

Consolidated total revenues                                                                 $599,094
Minority investors' share of consolidated total revenues                                     (18,788)
Company's share of unconsolidated affiliates' total revenues                                  31,016
Other non property revenues                                                                     (503)
                                                                                     -------------------
Company's share of consolidated and unconsolidated total revenues                           $610,819
                                                                                     ===================


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                 CBL & ASSOCIATES PROPERTIES, INC.

                                        /s/ John N. Foy
                             -------------------------------------------
                                           John N. Foy
                                          Vice Chairman,
                               Chief Financial Officer and Treasurer
                              (Authorized Officer of the Registrant,
                                 Principal Financial Officer and
                                  Principal Accounting Officer)


Date:  August 5, 2003